Asset retirement obligations	12 Months Ended
Dec. 31, 2019
Asset retirement obligations
Asset retirement obligations

8. Asset retirement obligations

The following table reconciles the change in Vermilion’s asset retirement obligations:

	2019	2018
Balance at January 1	650,164	517,180
Additional obligations recognized	7,595	211,580
Changes in estimated abandonment timing and costs	39,722	(98,158)
Obligations settled	(19,442)	(15,765)
Accretion	32,667	31,219
Changes in discount rates	(57,635)	(6,646)
Foreign exchange	(34,870)	10,754
Balance at December 31	618,201	650,164

Vermilion has estimated the asset retirement obligations based on current cost estimates of $1.8 billion (2018 - $1.8 billion).

Current cost estimates are inflated to the estimated time of abandonment using inflation rates of between 0.4% and 2.7% (2018 - between 0.5% and 2.9%), resulting in inflated cost estimates of $2.6 billion (2018 - $2.6 billion). These payments are expected to be made between 2020 and 2073, with the majority of costs occurring between 2030 and 2040 ($0.7 billion), 2048 to 2055 ($0.9 billion), and 2060 and 2073 ($0.7 billion). Vermilion calculated the present value of the obligations using a credit-adjusted risk-free rate, calculated using a credit spread of 5.3% (2018 – 4.0%) added to risk-free rates based on long-term, risk-free government bonds.

The risk-free rates used as inputs to discount the obligations were as follows:

	Dec 31, 2019	Dec 31, 2018
Canada	1.7%	2.2%
France	0.9%	1.6%
Netherlands	(0.1)%	0.4%
Germany	0.3%	0.9%
Ireland	0.6%	1.6%
Australia	1.6%	2.6%
United States	2.4%	2.7%

A  0.5% increase/decrease in the discount rate applied to asset retirement obligations would decrease/increase asset retirement obligations by approximately $52.7 million. A one-year increase/decrease in the expected timing of abandonment spend would decrease/increase asset retirement obligations by approximately $27.5 million.